SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 5, 2003

AVANIR PHARMACEUTICALS

(Exact Name of Registrant as Specified in Charter)

California	001-15803	33-0314804

(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11388 Sorrento Valley Road, Suite 200, San Diego, California	92121

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:         (858) 622-5200

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.2

Item 5.      Other Events.

     On December 5, 2003, Avanir Pharmaceuticals sold and issued 5,382,316 shares of Class A Common Stock and Class A Common Stock Warrants to purchase up to an additional 3,229,389 shares of the Company’s Class A Common Stock at an exercise price of $1.75 per share to several accredited investors for a total of approximately $8,020,000 (the “Financing”). The Financing was made pursuant to the terms of a Securities Purchase Agreement, a copy of which is attached to this report as Exhibit 4.1 and incorporated herein by reference. The form of warrant issued in the Financing is attached hereto as Exhibit 4.2 and incorporated herein by reference.

     Additionally, the Company issued a warrant to Rodman & Renshaw, the Company’s placement agent in the Financing, to purchase up to 161,470 shares of Class A common stock at an exercise price of $1.75 per share. The form of warrant issued to Rodman & Renshaw is attached hereto as Exhibit 4.2.

Item 7.     Exhibits.

     The following exhibits are furnished with this report.

Exhibit No.	Description

4.1	Securities Purchase Agreement, dated as of November 25, 2003

4.2	Form of Class A Common Stock Warrant

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 10, 2003

AVANIR PHARMACEUTICALS

By:	/s/ Gregory P. Hanson

Gregory P. Hanson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Securities Purchase Agreement, dated as of November 25, 2003

4.2	Form of Class A Common Stock Warrant